      ISW

                       INTERNATIONAL SPORTS WAGERING INC.
    INCORPORATED                                            CUSIP 460342 10 8
   UNDER THE LAWS                                            SEE REVERSE FOR
  OF THE STATE OF                                                CERTAIN
      DELAWARE                                                 DEFINITIONS

   THIS CERTIFIES THAT




is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
-------------------   INTERNATIONAL SPORTS WAGERING INC. --------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:
                                 SEAL

            TREASURER                                   CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
BY

                                          TRANSFER AGENT
                                           AND REGISTRAR


                                      AUTHORIZED OFFICER

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                            UNIF GIFT MIN ACT -- -------- Custodian -------------
TEN ENT   -- as tenants by the entireties                                         (Cust)             (Minor)
JT TEN    -- as joint tenants with right of survivorship                          under Uniform Gifts to Minors Act
             and not as tenants in common                                         --------------------------------
                                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,
------------------------------hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
                OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------


-------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                    Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                   Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated ____________________________________

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                        X
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                                       Signature Guaranteed

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